SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        BRAVO! FOODS INTERNATIONAL CORP.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                        BRAVO! FOODS INTERNATIONAL CORP.
                               11300 US Highway 1
                         North Palm Beach, Florida 33408
                                 (561) 625-1411

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                               TO BE HELD *, 2004

                            North Palm Beach, Florida
                                               *, 2004

A Special Meeting of Stockholders (the "Special Meeting") of Bravo! Foods International Corp., a Delaware corporation (the "Company"), will be held at * on *, 2004 at 10:00 AM (local time) for the following purposes:

1. To amend the Company's certificate of incorporation to increase the authorized number of common stock from 50,000,000 shares to 300,000,000 shares (Proposal No. 1); and

2. To ratify financing transactions requiring potential stock issuances in excess of currently authorized capital stock (Proposal No. 2).

3. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS SHAREHOLDERS, IT IS VITAL THAT EVERY SHAREHOLDER VOTES AT THE Special MEETING IN PERSON OR BY PROXY.

The foregoing items of business are more fully described in the Proxy Statement that is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on *, 2004 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote by mail. Fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

You may attend the meeting and vote in person even if you have previously voted by proxy by mailing in your proxy. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

Stanley A. Hirschman, Chairman

                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                        BRAVO! FOODS INTERNATIONAL CORP.
                               11300 US Highway 1
                         North Palm Beach, Florida 33408
                                 (561) 625-1411

                                 PROXY STATEMENT

                                     GENERAL

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Bravo! Foods International Corp., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the "Special Meeting") to be held at * on *, 2004 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on *, 2004 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had issued and outstanding o shares of Common Stock.

In accordance with the Company's bylaws, the presence of a majority of the shares entitled to vote, whether present in person or represented by proxy, will constitute a quorum at the meeting. Abstentions will be treated as shares that are present and entitled to vote but against any proposal submitted to stockholders. Executed proxies returned by a broker holding shares of the Company's Common Stock in street name which indicate that the broker does not have discretionary authority as to certain shares to vote on one or more matters ("broker non-votes") will be considered present but not entitled to vote on any proposal submitted to stockholders

Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about *, 2004.

Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. The affirmative vote of the holders of a majority of the outstanding shares of the Company present or represented by proxy and entitled to vote on the matter is required to amend the Company's certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000 (Proposal No.
1) and to ratify the financing transaction requiring potential stock issuances in excess of the Company's currently authorized capital stock (Proposal No. 2).

                 GENERAL INFORMATION REGARDING PROPOSALS 1 AND 2

Overview

     The Company currently has authorized capital stock consisting of 50,000,000 common shares, $.001 par value, of which 27,647,542 shares are issued and outstanding and 5,000,000 preferred shares, $.001 par value, of which the following are issued and outstanding:

     o    107,440 Series B Convertible, 9% Cumulative and Redeemable Preferred
          Stock;
     o    130,315 Series F Convertible and Redeemable Preferred Stock;
     o    58,810 Series G Convertible, 8% Cumulative and Redeemable Preferred
          Stock;
     o    165,000 Series H Convertible, 7% Cumulative and Redeemable Preferred
          Stock;
     o 30,000 Series I Convertible, 8% Cumulative and Redeemable Preferred Stock; and
     o    200,000 Series J Convertible, 8% Cumulative and Redeemable Preferred
          Stock.

     Shares "outstanding" include only shares held by shareholders of the Company, while shares "issued" also include treasury shares held by the Company itself.

     Since October 2, 2000, the Company issued preferred stock, convertible notes, warrants and options that may potentially require an issuance of shares greater than the number of shares that the Company currently is authorized to issue. By issuing these securities, the Company has exhausted its 20,000,000 then authorized shares of common stock, which was subsequently increased to 50,000,000 shares of common stock, and cannot meet any equity-based obligations entered into after October 2000 without shareholder approval for an increase in the number of authorized shares. Management of the Company, which is responsible for these issuances of securities, discovered that it could potentially exceed its authorized shares of common stock in November 2003. This discovery was made upon the recalculation by the Company of its equity and equity equivalents using a non "treasury method" calculation, which considered all equity equivalents, irrespective of whether the exercise or conversion prices of such equivalents were above the then current public trading prices of the Company's common stock..

     Upon discovery of this situation, the Company has taken affirmative steps to ensure that this does not occur again. Such steps include (i) ceasing to issue any new common shares, (ii) conducting a complete review of all securities of the Company currently outstanding, (iii) proceeding to seek shareholder approval to increase the number of authorized shares so as to satisfy the shares that may potentially be required to be issued should the holders of the Company's options, warrants, convertible notes, preferred stock and other convertible securities elect to exercise and/or convert such securities into common stock, (iv) proceeding to seek shareholder ratification of the issuances of securities that may cause the Company to exceed its authorized share limit,
(v) instituting controls and procedures to prevent the issuance of securities in excess of its authorized capitalization and (vi) appointing an individual responsible for ensuring that the Company does not issue securities in excess of its capitalization in the future. For a complete description of the terms of the transaction, see "Ratification of Financing Transactions Requiring Potential Stock Issuances In Excess Of Currently Authorized Capital Stock" below.

Transactional Effects on Capitalization of the Company

     As previously stated, performance of the Company's obligations pursuant to the transactions entered into since October 10, 2000, contemplates the issuance of shares of its common stock beyond its authorized capital. The following table describes its capitalization (i) prior to the transaction entered since October 2, 2000, (ii) after giving effect to the transactions entered into since October 2, 2000, and (iii) as adjusted to give effect to the changes to the Company's capitalization as described in this Information Statement.

           -------------------------------------------- ------------------- --------------------- -------------------------------
                                                                            As Adjusted to Give   As Adjusted to Reflect Actions
                                                                               Effect to the        Taken as Described in this
           Securities Authorized and Outstanding             Prior to        Transactions Since       Information Statement
                                                         October 2, 2000      October 2, 2000
           -------------------------------------------- ------------------- --------------------- -------------------------------
           Common Shares Authorized                             20,000,000            50,000,000                     300,000,000
           -------------------------------------------- ------------------- --------------------- -------------------------------

           -------------------------------------------- ------------------- --------------------- -------------------------------
           Common Shares Outstanding                            12,929,935            27,647,542                      27,647,542
           -------------------------------------------- ------------------- --------------------- -------------------------------

           -------------------------------------------- ------------------- --------------------- -------------------------------
           Common Shares Reserved - Outstanding                  5,902,777            30,089,777                      30,089,777
           Warrants
           -------------------------------------------- ------------------- --------------------- -------------------------------

           -------------------------------------------- ------------------- --------------------- -------------------------------
           Common Shares Reserved - Outstanding                  2,183,705             4,711,086                       4,711,086
           Options
           -------------------------------------------- ------------------- --------------------- -------------------------------

           -------------------------------------------- ------------------- --------------------- -------------------------------
           Common Shares Reserved - Outstanding                  3,197,143            50,356,327                      50,356,327
           Shares of Preferred Stock
           -------------------------------------------- ------------------- --------------------- -------------------------------

           -------------------------------------------- ------------------- --------------------- -------------------------------
           Common Shares Reserved - Convertible                        --              8,000,000                       8,000,000
           Debentures
           -------------------------------------------- ------------------- --------------------- -------------------------------

           -------------------------------------------- ------------------- --------------------- -------------------------------
           Total Excess (Deficit) of Common Shares             (4,213,560)         (100,894,509)                     149,105,491
           Authorized
           -------------------------------------------- ------------------- --------------------- -------------------------------

     As the table above illustrates, performance of the Company's obligations pursuant to the transactions entered into since October 2, 2000, contemplates the issuance of 100,894,509 shares of the Company's common stock beyond its authorized capital. The stockholders holding a majority of the common stock of the Company have ratified the above transactions in light of the fact that the Company did not have sufficient share capital to enter in the agreements so that it will have authorized sufficient capital to fully perform the Company's obligations under the agreements.

                                 PROPOSAL NO. 1
                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
             TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK
                      FROM 50,000,000 TO 300,000,000 SHARES

     The Board of Directors has approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000. The Company has authorized capital stock consisting of 50,000,000 common shares, $.001 par value, of which 27,647,542 shares are issued and outstanding, and 5,000,000 preferred shares, $.001 par value, of which the following are issued and outstanding:

     o    107,440 Series B Convertible, 9% Cumulative and Redeemable Preferred
          Stock;
     o    130,315 Series F Convertible and Redeemable Preferred Stock;
     o    58,810 Series G Convertible, 8% Cumulative and Redeemable Preferred
          Stock;
     o    165,000 Series H Convertible, 7% Cumulative and Redeemable Preferred
          Stock;
     o 30,000 Series I Convertible, 8% Cumulative and Redeemable Preferred Stock; and
     o    200,000 Series J Convertible, 8% Cumulative and Redeemable Preferred
          Stock.

     As described above in the preceding section (General Information Regarding Proposals 1 and 2), the Company currently has additional outstanding securities and agreements that would require the issuance of up to 100,894,509 additional shares of its common stock. The Company currently authorized shares can only satisfy the exercise of securities that the Company issued prior to October 2000. The Company's commitments to issue shares in the future as required by the securities issued after October 2000 can only be met if the Company's shareholders approve this proposed increase in authorized shares (Proposal No.
1).

     When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued. If the shareholders vote to approve the increase in the number of authorized shares of common stock, 100,894,509 of the 300,000,000 newly authorized shares of common stock will be immediately reserved for issuance to cover the agreements that could cause the Company to exceed its authorized share limit that are described in Proposal No. 2. The Company does not presently have any plans, arrangements or understandings with respect to the issuance of any of the remaining newly authorized shares of common stock.

     Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening an annual meeting of shareholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the Company and its shareholders.

     The increase in the authorized number of shares of the Company's common stock under the proposed amendment could be used by its Board of Directors to make more difficult, and thereby discourage, delay or prevent, an attempt to acquire control of the Company. For example, the shares could be privately placed with purchasers who might support the Company's Board of Directors in opposing a hostile takeover bid. The issuance of the new shares also could be used to dilute the stock ownership and voting power of a third party seeking to remove directors, replace incumbent directors, accomplish certain business combinations or alter, amend or repeal provisions of the Company's articles of incorporation or bylaws. To the extent that it impedes any such attempts, the issuance of shares following the adoption of the proposed amendment may serve to perpetuate existing management. While the proposed amendment may have potential antitakeover effects, this proposal is not prompted by any specific effort or takeover threat currently perceived by the Company's Board of Directors or management. Although under Delaware law our Board of Directors is required to make any determination to issue such stock based on its judgment as to the best interests of its shareholders, its Board of Directors could act in a manner that would discourage an acquisition attempt or other transaction that some, or a majority, of its shareholders might believe to be in their best interests or in which shareholders might receive a premium for their stock over the then market price of such stock.

     Unless the Company's shareholders approve an amendment to its certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000 through this Proposal 1, the Company will be unable to perform its obligations under the agreements described in Proposal 2 and will be in default pursuant to the terms of those agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company.

     Approval of this proposal requires the affirmative vote of a majority of the shares of the Company's outstanding stock.

                          RECOMMENDATION OF THE BOARD


THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK.

                                 PROPOSAL NO. 2
                     RATIFICATION OF FINANCING TRANSACTIONS
                       REQUIRING POTENTIAL STOCK ISSUANCES
                 IN EXCESS OF CURRENTLY AUTHORIZED CAPITAL STOCK

     As described above in the preceding section General Information Regarding Proposals 1 and 2, the Company has entered into financing agreements since October 2000, that potentially require an issuance of shares greater than the number of shares that the Company is currently authorized to issue. The Company's commitment to issue shares as may be required by these agreements can only be met if the Company's shareholders approve its proposed increase in authorized shares (Proposal 1). This Proposal seeks ratification of the financing transactions in light of their requirement of potential issuances of common stock beyond the Company's authorized capital. The following narrative describes the material terms of each of this transaction.

Shares to be Issued Pursuant to Agreement Entered Into with Inadequate Authorized Share Capital

Series G  Convertible,  8% Cumulative and Redeemable Preferred Stock

     On October 2, 2000, the Company issued 25,000 shares of its amended Series G convertible preferred stock to two sophisticated and accredited investors and warrants to a finder for 114,777 shares of common stock. This issuance was pursuant to an agreed upon partial exercise of the put granted to the Company by the Series G investors. The amended Series G convertible preferred stock was priced at $10.00 per unit and resulted in proceeds of $226,500 in cash, less aggregate fees of $23,500. Each share of the amended Series G convertible preferred stock has the same features as the original Series G issue, except a conversion feature for the partial put exercise equal to the lesser of $0.60 per share or 75% of the average of the three lowest closing bid prices of the 22 days immediately preceding the conversion of the preferred. The remaining 50,000 shares of the amended Series G convertible preferred subject to put rights have a conversion feature equal to 75% of the average of the three lowest closing bid prices in a lookback period of the 10 days immediately preceding the conversion of the preferred or 75% of the average of the three lowest closing bid prices in a lookback period of the 22 days immediately preceding the conversion of the preferred, at the option of the investors. The warrants for 114,777 shares of common stock have an exercise price of $0.9625 per share and an expiration date of October 1, 2003.

Series F Convertible and Redeemable Preferred Stock

     On October 13, 2000, the Company issued 24,999 shares of its amended Series F convertible preferred stock and warrants for 114,777 shares of common stock to three sophisticated and accredited investors. The amended Series F convertible preferred stock and warrants were priced at $10.00 per unit and resulted in proceeds of $224,990 in cash, net of aggregate fees of $25,000. Each share of the amended Series F convertible preferred stock has the same features as the original Series F issue, except a conversion feature equal to the lesser of $0.60 per share or 75% of the average of the three lowest closing bid prices of the 22 days immediately preceding the conversion of the preferred. The warrants for 114,777 shares of common stock have an exercise price of $0.9625 per share and an expiration date of October 12, 2003.

Series H Convertible, 7% Cumulative and Redeemable Preferred Stock

     On December 5, 2001, the Company commenced the issuance of Series H Convertible Preferred Stock. Each share of Series H convertible preferred stock

     o    has a stated value of $10.00 per share;

     o accrues dividends at 7% simple interest per annum, payable in cash or, at the option of the holder, added to the stated value of the preferred for conversion computation purposes;

     o    has no voting rights;

     o has a conversion price of $0.40 per share of common stock, subject to a contractually limited maximum conversion into no greater than 9.99% of the Company's issued and outstanding common stock at conversion;

     o is redeemable at the option of the Company after two years from issuance at 135% of the stated value, plus accrued dividends; and

     o has a mandatory conversion feature exercisable by the Company five years from issue at the stated conversion price, subject to a minimum daily trading volume of 100,000 shares during a lookback period and closing bid prices not less that 300% of the conversion price.

     Each share of Series H preferred stock has detachable warrants for 25 shares of common stock with an exercise price of $0.50 per share and an exercise period of five years. As of March 2002, the Company issued 175,500 shares of Series H Convertible Preferred Stock.

Series I Convertible, 8% Cumulative and Redeemable Preferred Stock

     On June 17, 2002, the Company issued 30,000 shares of its Series I convertible preferred stock and warrants for 2,000,000 shares at $0.50 per share, exercisable three years from issue, to two sophisticated and accredited investors, pursuant to Rule 506, Regulation D and Section 4(2) of the Securities Act of 1933. The conversion of the preferred into common stock shall be at a per common share conversion price of either $0.40 or 75% of the average of the three lowest closing bid prices for the thirty day period immediately preceding conversion, at the option of the holder. The conversion price is subject to a maximum of $0.50 per share and a minimum of $0.30 per share, which minimum conversion price shall govern for the 270 days immediately following the issue date of the Series I preferred shares. The minimum conversion price shall be extended indefinitely upon the occurrence of certain defined events, including the effectiveness of a registration statement for the resale of the common stock underlying the preferred and a trading price of the Company's common stock at $0.50 or higher for fifteen consecutive days. The Series I convertible preferred stock and warrants were priced at $10.00 per unit, and resulted in gross cash proceeds of $300,000, less expenses of $12,012.

Series J Convertible, 8% Cumulative and Redeemable Preferred Stock

     On September 30, 2002, the Company issued 100,000 shares of non-voting Series J Convertible Preferred stock, having a stated value of $10.00 per Preferred J share, and common stock warrants to one accredited investor for the aggregate purchase price of $1,000,000. Each preferred share is convertible to 40 shares of the Company's common stock of at a per common share conversion price of $0.25, representing 4,000,000 shares of common stock underlying the preferred. The issued warrants entitle the holder to purchase 25 shares of common stock for each share of Series J Convertible Preferred stock issued at an exercise price of $0.40 per common stock share, representing 2,500,000 shares of common stock underlying the warrants. The warrants are exercisable for a five-year period. The blended per share price for the common stock underlying the preferred and the warrants is $0.307; the September 30, 2002 closing market trading price was $0.29 per share. This private offering was made to one accredited investor, pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.

     On February 21, 2002, the Company issued 50,000 shares of non-voting Series J 8% Convertible Preferred stock, having a stated value of $10.00 per Preferred J share, and common stock warrants to the accredited investor for the aggregate purchase price of $500,000. Each preferred share is convertible to 40 shares of the Company's common stock of at a per common share conversion price of $0.25, representing 2,000,000 shares of common stock underlying the preferred. The issued warrants entitle the holder to purchase 33.33 shares of common stock for each share of Series J Convertible Preferred stock issued at an exercise price of $0.30 per common stock share, representing 1,666,667 shares of common stock underlying the warrants. The warrants are exercisable for a five-year period. The February 21, 2003 closing market trading price was $0.23 per share. This private offering was made to one accredited investor, pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.

     On May 29, 2003, the Company issued 50,000 shares of non-voting Series J 8% Convertible Preferred stock, having a stated value of $10.00 per Preferred J share, and common stock warrants to Mid-Am Capital, L.L.C. for the aggregate purchase price of $500,000. Each preferred share is convertible to 50 shares of the Company's common stock at a per common share conversion price of $0.20, representing 2,500,000 shares of common stock underlying the preferred. The issued warrants entitle the holder to purchase 40 shares of common stock for each share of Series J Convertible Preferred stock issued at an exercise price of $0.25 per common stock share, representing 2,000,000 shares of common stock underlying the warrants. The warrants are exercisable for a five-year period. The May 22, 2003 closing market trading price was $0.12 per share. In addition, the following adjustments were made to prior issued warrants for the purpose of facilitating future fund raising by the Company arising out of the exercise of the warrants by Holder. The purchase price, as defined in the Warrants No. 1 and 2, has been reduced to $0.25, subject to further adjustment as described in the warrants. The warrant stock provided for in Warrant No. 1 has been increased by 1,500,000 shares. The warrant stock provided for in Warrant No. 2 has been increased by 333,333 shares. The expiration date, as defined in the respective warrants, remains as stated (see page 23 for explanation). The trading price call option trigger set forth in Section 9 (b) of the warrants has been reduced from $1.75 to $0.75 per share. This private offering was made to Mid-Am, an accredited investor, pursuant to Rule 506 of Regulation D and Section 4(2) of the Securities Act of 1933.

Convertible Note

     On November 21, 2003, the Company entered into a Subscription Agreement with Gamma Opportunity Capital Partners, LP for the sale of a convertible note in the amount of $200,000 and warrants to purchase 5,000,000 shares of common stock. The convertible note is convertible into shares of common stock of the Company at the lesser of $.05 or 75% of the average of the three lowest closing bid prices for the thirty trading days prior to but not including the conversion date. During the 180 days following the issuance of the convertible note, the conversion price shall not be less that $.03 per share if no event of default exists. This 180 period shall be extended indefinitely if no event of default exists, the closing trading price for any 15 consecutive trading period is $.20 or higher, the daily trading volume for the 15 days is at least 300,000 and the registration statement registering the convertible note is effective. In connection with this transaction, the Company issued a warrant to purchase 2,000,000 shares of common stock at $.05 per share.

Summary

     Unless the Company's shareholders approve these transactions by approval of this Proposal 2, the Company will be in default pursuant to the terms of these agreements. Management of the Company believes that it is highly likely that such default will require the Company to substantially curtail or cease its operations, and may result in a total loss of your investment in the Company. In addition, the Company may be liable for extensive damages in the event that it is unable to issue shares to security holders seeking conversion or exercise of their outstanding securities.

     Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Special Meeting.

                           RECOMMENDATION OF THE BOARD

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF THE FINANCING TRANSACTIONS REQUIRING POTENTIAL STOCK ISSUANCES IN EXCESS OF CURRENTLY AUTHORIZED CAPITAL STOCK.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our common stock as of January 6, 2004

     o by each person who is known by us to beneficially own more than 5% of our common stock;
     o    by each of our officers and directors; and
     o    by all of our officers and directors as a group.

------------------------------- ---------------------------- ---------------------------- ----------------------------
        Title of Class              Name and Address of         Amount and Nature of         Percent of Class (5)
                                     Beneficial Owner         Beneficial Ownership (4)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Amro International, SA        2,761,989 (1)                9.99%
                                Grossmuenster Platz 26
                                P.O. Box 4401
                                Zurich, Switzerland CH 8022
                                Austinvest Anstalt Balzers
                                Landstrasse 938
                                9494 Furstentums Balzers,
                                Liechtenstein
                                Esquire Trade & Finance
                                Inc.
                                Trident Chambers
                                P.O. Box 146
                                Road Town, Tortola, B.V.I.
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          The Keshet Fund LP            2,761,989 (2)                9.99%
                                Keshet L.P.
                                Nesher Ltd
                                Talbiya B. Investments Ltd.
                                Ragnall House, 18 Peel Road
                                Douglas, Isle of Man
                                1M1 4L2, United Kingdom
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Mid-Am Capital, L.L.C.        2,761,989 (3)                9.99%
                                Northpointe Tower
                                10220   North    Ambassador
                                Drive
                                Kansas City, MO 64190
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Dale Reese                    3,305,985                   11.95%
                                125 Kingston Road
                                Media, PA
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Explorer Fund Management,     2,761,989 (3)                9.99%
                                LLC
                                444 N. Michigan Ave.
                                Chicago, IL 60611
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Mr. Larry Frisman             2,702,500                    9.77%
                                7533 Isle Verde Way
                                Delray Beach, FL 33446
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Paul Downes (14)                108,000                    0.39%
                                Tamarind Management Ltd.
                                20579 S. Charlestown
                                Boca Raton, FL 33434
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Roy G. Warren (14)              575,482                    2.00%
                                1128 Country Club Road
                                N. Palm Beach, FL 33408
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Robert Cummings (14)            480,000                    1.73%
                                2829 N.E. 44th Street
                                Lighthouse Point, FL 33064
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          John McCormack (14)             737,500                    2.60%
                                8750 South Grant
                                Burridge, IL 60521
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Mr. Arthur W. Blanding (14)     127,889                     046%
                                Janesville, WI 53545
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Phillip Pearce (14)             181,000                    0.65%
                                6624 Glenleaf Court
                                Charlotte, NC 28270

                                       11

------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Stanley Hirschman (14)          294,670                    1.06%
                                2600 Rutgers Court
                                Plano, Texas 75093
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Michael Edwards                 805,143                    2.90%
                                4140 S.E. Old St. Lucie
                                Blvd.
                                Stuat. FL
                                Vice President
------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Tommy Kee                         5,000                    0.02%
                                Chief Financial Officer
                                129 Eagleton Court
                                Palm Beach Gardens, FL

------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Roy D. Toulan, Jr.              212,000                    0.76%
                                VP, General Counsel
                                6 Wheelers Pt. Rd
                                Gloucester, MA
------------------------------- ---------------------------- ---------------------------- ----------------------------

------------------------------- ---------------------------- ---------------------------- ----------------------------
Common                          Executive officers and        3,526,684                   12.75%
                                directors as a group
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Amro International, S.A., Austinvest Anstalt Balzers and Esquire Trade & Finance Inc. share a common investment representative, attorney and subscription agreements for the Series D and Series F convertible preferred stock and are treated as a group for beneficial ownership purposes. This group is contractually limited to a beneficial ownership of the Company's equity not to exceed 9.99%.

(2) The Keshet Fund L.P., Keshet L.P., Nesher Ltd. and Talbiya B. Investments Ltd share a common investment representative, attorney and subscription agreements for the Series G convertible preferred stock and are treated as a group for beneficial ownership purposes. This group is contractually limited to a beneficial ownership of the Company's equity not to exceed 9.99%.

(3) This owner is contractually limited to a beneficial ownership of the Company's equity not to exceed 9.99%.

(4) Beneficial Ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of January 5, 2004 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(5) Percentage based on 27,647,542 shares of common stock outstanding with respect to the common stock

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other business that will come before the Meeting, but if any such matters are properly presented, the proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the proxies. All shares represented by duly executed proxies will be voted at the Meeting.

              AVAILABILITY OF CERTAIN DOCUMENTS REFERRED TO HEREIN

     This proxy statement refers to certain documents of the company that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner, to whom this proxy statement is delivered, upon oral or written request, without charge, directed to Roy C. Warren, CEO, Bravo! Foods International Corp., 11300 US Highway 1, North Palm Beach, Florida 33408, (561) 625-1411. In order to ensure timely delivery of the documents, such requests should be made by *, 2004.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

Stanley A. Hirschman, Chairman

North Palm Beach, Florida

*, 2004

PROXY

                        BRAVO! FOODS INTERNATIONAL CORP.

                 PROXY FOR ANNUAL MEETING TO BE HELD ON *, 2004
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Roy G. Warren, the CEO, as proxy, with the power to appoint his substitute, to represent and to vote all the shares of common stock of Bravo Foods International Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on *, 2004 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

In their discretion, the proxy is authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Bravo! Foods International Corp. to be held at *, on *, 2004 at 10:00 a.m. (local time).

Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2

                                                                           FOR        AGAINST      ABSTAIN

1.   Proposal to approve an amendment to                                   [_]          [_]          [_]
       [_]
     the Articles of Incorporation to increase
     the number of authorized shares of
     common stock

2.   Proposal to ratifying financing transactions                          [_]          [_]          [_]
       [_]
     requiring potential stock issuances in excess of currently authorized capital stock

If you plan to attend the Special Meeting please mark this box [_]

Dated:________________, 2004

Signature ____________________________________________________________________

Name (printed) _______________________________________________________________

Title ________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title. FOLD AND DETACH HERE

EXHIBIT A


                            CERTIFICATE OF AMENDMENT
                                       TO
                            ARTICLES OF INCORPORATION
                                       OF
                        BRAVO! FOODS INTERNATIONAL CORP.

     The undersigned, being the Chief Executive Officer of BRAVO! FOODS INTERNATIONAL CORP., a corporation existing under the laws of the State of Delaware, does hereby certify under the seal of the said corporation as follows:

     1. The name of the Corporation (hereinafter referred to as the "Corporation") is BRAVO! FOODS INTERNATIONAL CORP.

     2. The certificate of incorporation of the Corporation is hereby amended by replacing Article Fourth, in its entirety, with the following:

          "FOURTH: (a) The Corporation is authorized to issue two classes of stock. One class of stock shall be Common Stock, par value $0.001. The second class of stock shall be Preferred Stock, par value $0.001. The Preferred Stock, or any series thereof, shall have such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof as shall be expressed in the resolution or resolutions providing for the issue of such stock adopted by the board of directors and may be made dependent upon facts ascertainable outside such resolution or resolutions of the board of directors, provided that the matter in which such facts shall operate upon such designations, preferences, rights and qualifications; limitations or restrictions of such class or series of stock is clearly and expressly set forth in the resolution or resolutions providing for the issuance of such stock by the board of directors.

     The total number of shares of stock of each class which the Corporation shall have authority to issue and the par value of each share of each class of stock are as follows:

           Class           Par Value                 Authorized Shares
          Common            $0.001                      300,000,000
          Preferred         $0.001                        5,000,000

          Totals:                                       305,000,000"

     4. The amendment of the certificate of incorporation herein certified has been duly adopted by the unanimous written consent of the Corporation's Board of Directors and stockholders holding a majority of the outstanding shares of common stock of the Corporation in accordance with the provisions of Sections 141(f), 228 and 242 of the General Corporation Law of the State of Delaware.

          IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be hereunto affixed and this Certificate of Amendment of the Corporation's Certificate of Incorporation, as amended, to be signed by Roy G. Warren, its CEO, this ___ day of ________, 2004.

                                 BRAVO! FOODS INTERNATIONAL CORP.


                                 By:_______________________________
                                      Roy G. Warren, CEO